Exhibit 10.6

CONFIDENTIAL

AMENDMENT 2
TO
COLLABORATION AND COMMERCIAL LICENSE AGREEMENT

This Amendment 2 to Collaboration and Commercial License Agreement (“Amendment”) is entered into as of the 12th day of August, 2016 (the “Amendment 2 Effective Date”) by and between Mersana Therapeutics, Inc., a Delaware corporation, having its principal place of business at 840 Memorial Drive Cambridge, MA 02139 (hereinafter referred to as “Mersana”) and Merck KGaA, a corporation with general partners having its principal place of business at Frankfurter Str. 250, 64293 Darmstadt, Germany (hereinafter referred to as “Merck,” and together with Mersana, the “Parties”). This Amendment amends that certain Collaboration and Commercial License Agreement by and between Mersana and Merck dated June 23, 2014, as amended on June 1, 2016 (the “Original Agreement,” and together with this Amendment, the “Agreement”). Capitalized terms used but not defined in this Amendment will have the definition set forth in the Original Agreement.

RECITALS

WHEREAS, the Parties wish to designate [***] Designated Target; and

WHEREAS, the Parties wish to amend the Original Agreement as set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants and obligations set forth herein, the Parties hereto, intending to be legally bound, agree as follows:

ARTICLE 1 — AMENDMENTS

1.1      New Definitions. The following new definitions are hereby added to Article 1 of the Agreement in alphabetical order:

(a)                                 “Amendment 2 Effective Date” means August 12, 2016.

(b)                                 “[***] Designated Target” is defined in Section 2.4.1.4.

1.2      Research Plans. Section 2.2.3 of the Original Agreement is hereby deleted in its entirety and replaced with the following:

“2.2.3.    Research Plans. The Research Plan for [***] Designated Target is attached as Schedule 2.2.3 #1. Subsequent Research Plans agreed upon in accordance with Section 2.4.1.4, Section 2.4.1.5 or Section 2.4.2.4, as applicable, will be attached as additional sequentially numbered schedules (Schedule 2.2.3 #2, Schedule 2.2.3 #3, etc.).”

1.3      Term of a Research Program. Section 2.3 of the Original Agreement is hereby deleted in its entirety and replaced with the following:

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

“2.3.       Term of a Research Program. The term of the first Research Program, which covers the [***] Designated Target, will commence upon the Effective Date, and the term of each subsequent Research Program will commence upon approval of a Research Plan under Section 2.4.1.4, Section 2.4.1.5 or Section 2.4.2.4, as applicable. Each Research Program will continue until [***] (a) [***]; (b) [***]; (c) [***]; (d) [***]; and (e) [***] (the term of a Research Program, each, a “Research Program Term”). If a Research Program Term ends pursuant to clause (c), (d) or (e) of this Section 2.3, then the Designated Target that is the subject of the applicable Research Program will no longer be deemed to be a Designated Target hereunder.”

1.4      [***] Designated Target. Section 2.4.1.4 of the Original Agreement is hereby deleted in its entirety and replaced with the following:

“2.4.1.4. The [***] Designated Target is set forth on Schedule 2.4.1 #5 (the [***] Designated Target”). Following the Amendment 2 Effective Date, the JPT will promptly meet to draft a Research Plan for the [***] Designated Target and will use good faith efforts to agree on such Research Plan. Upon written agreement by the Project Leaders on a proposed Research Plan for the [***] Designated Target, such proposed Research Plan will be deemed to be a Research Plan hereunder, and the Research Program for the [***] Designated Target will commence.”

1.5      Gatekeeper Process. The reference to “Section 2.4.1.4” in the first sentence of Section 2.4.2 of the Original Agreement is hereby deleted.

1.6      Target Exclusivity. Section 2.4.4.1 of the Original Agreement is hereby deleted in its entirety and replaced with the following:

“2.4.4.1. During the Term on a Designated Target-by-Designated Target basis, Mersana will collaborate exclusively with Merck with respect to such Designated Target during the period commencing with (i) [***], (ii) [***], (iii) [***] pursuant to Section 2.4.1.5, and ending [***]  (a) [***]; (b) [***]; (c) [***] or (d) [***] (each such period, a “Target Exclusivity Period”). For purposes of this Section 2.4.4, “collaborate exclusively” means that Mersana will not, [***].  The provisions of this Section 2.4.4.1 shall not apply to any Future Acquirer or any Affiliate of any Future Acquirer other than Mersana to the extent that any activities conducted by any such Future Acquirer or any such Affiliate with respect to such Designated Target do not make use of any information or intellectual property right that is deemed Controlled by Mersana pursuant to this Agreement.”

1.7      [***] Restrictions. The following new Section 2.4.4.3 is hereby inserted immediately following Section 2.4.4.2 of the Original Agreement:

“2.4.4.3. During the Target Exclusivity Period for the [***] Designated Target, Mersana will not, either directly or indirectly, [***].  The provisions of this Section 2.4.4.3 shall not apply to any Future Acquirer or any Affiliate of any Future Acquirer other than Mersana to the extent that any activities conducted by any such Future Acquirer or any such Affiliate with respect to [***] do not make use of any information

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[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

or intellectual property right that is deemed Controlled by Mersana pursuant to this Agreement.”

1.8      Exclusive License. Section 3.2 of the Original Agreement is hereby deleted in its entirety and replaced with the following:

“3.2.       Exclusive Licenses to Merck. With respect to each Designated Target, subject to the terms and conditions of this Agreement, Mersana will, and does hereby, grant to Merck an exclusive (even as to Mersana, except to the extent required for Mersana to perform its obligations under this Agreement), transferrable (only to the extent set forth in Section 13.2), sublicensable (only to the extent set forth in Section 3.3), royalty-bearing (a) right and license to and under the Mersana Technology, Mersana Platform Technology and Mersana’s interest in the Joint Technology, and (b) right to access and reference to the Mersana Regulatory Documentation in accordance with Section 5, solely in connection with its exercise of its rights under clause (a) of this Section 3.2, in each case ((a) and (b)), to Exploit ADCs and Licensed Products, in each case, Directed to such Designated Target (including to conduct its activities under each Research Program as set forth in the applicable Research Plan), within the Field in the Territory (collectively (a) and (b) with respect to such Designated Target, an “Exclusive License”). Each Exclusive License will continue (i) for the applicable Royalty Term, unless earlier terminated pursuant to Section 11 or Section 2.4.4.2(a), and (ii) thereafter, as provided in Section 11.5.3.1 and Section 11.5.4. Notwithstanding anything to the contrary, with respect to the [***] Designated Target, the rights granted to Merck in the Exclusive License shall be solely for the Exploitation of ADCs and Licensed Products, in each case, Directed to the [***].”

1.9      Schedule of Designated Targets. Schedule 2.4.1 of the Original Agreement is hereby deleted in its entirety and replaced with Exhibit A attached hereto.

1.10    Original Mersana In-Licenses.  The Parties acknowledge and agree that the TUBE Agreement and MGH Agreement have been terminated prior to the Amendment Effective Date. All references to the TUBE Agreement, MGH Agreement and Original Mersana In-Licenses in the Original Agreement are hereby deleted.

ARTICLE 2 — ACKNOWLEDGEMENT OF PRIOR DESIGNATIONS

2.1          Prior Designated Targets. The Parties hereby acknowledge and agree that the [***] Designated Targets have been designated in accordance with the Original Agreement prior to the Amendment Effective Date and that this Amendment shall have no effect on such prior designations.

ARTICLE 3 — MISCELLANEOUS

3.1          Effectiveness. Except as set forth in this Amendment, all terms and conditions of the Original Agreement are hereby ratified and shall remain in full force and effect. Amendments made pursuant to this Amendment shall be effective as of the Amendment Effective Date.

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[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

3.2          Conflicts. In the event of a conflict between a provision of the Original Agreement and a provision of this Amendment, the provisions of this Amendment will control to the extent of such conflict.

3.3          Counterparts.  This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Counterparts may be signed or delivered by facsimile or electronically scanned signature page.

(The remainder of this page has been intentionally left blank.  The signature page follows.)

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[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

IN WITNESS WHEREOF, the Parties have executed this Amendment to be effective as of the Amendment Effective Date.

MERSANA THERAPEUTICS, INC.

By:	/s/ Eva M. Jack

Name:	Eva Jack

Title:	Chief Business Officer

MERCK KGaA

By:	/s/ Axel Hoffmann

Name:	Axel Hoffmann

Title:	Director Alliance Management Global
Business Development & Alliance Management

By:	/s/ Marco Rau

Name:	Dr. Marco Rau, LL.M.

Title:	Senior Counsel

Signature Page to Amendment 2 to Collaboration and Commercial License Agreement

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Exhibit A

SCHEDULE 2.4.1

DESIGNATED TARGETS

#	Target	Definition	OMIM	SwissProt
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.